PERSPECTIVE II (04/19) INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (VA775NY) Home Office: Purchase, NY 10577 Jackson National Life Insurance Company www.jackson.com of New York First Class Mail: P.O. Box 30314 Lansing, MI 48909-7814 Customer Care: 800-599-5651 Fax: 888-576-8383 Overnight Mail: 1 Corporate Way Email: customercare@jackson.com Lansing, MI 48951 Linking/BIN/Brokerage Acct. Number (if applicable) Jackson of NY pre-assigned Contract Number (if applicable) Primary Owner PLEASE PRINT Type of Ownership: CLEARLY Individual/Joint Custodian Trust Corporation/Pension Plan Government Entity Please see the Good Order Checklist for Social Security Number or Tax ID Number Phone Number (include area code) additional requirements. Country of Residence If U.S. U.S. Citizen Yes No Sex Male Female citizenship is not selected, Date of Birth (mm/dd/yyyy) Email Address (print clearly) and a Social Security Number with a U.S. address is First Name Middle Name Last Name listed, along with the absence of any other foreign Non-Natural Owner/Entity Name (if applicable) indicator, Jackson National Life Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Insurance Company of New York (Jackson of NY) Physical Address City State ZIP will assume an active U.S. citizenship status. Mailing Address Line 1 Mailing Address Line 2 Mailing Address City State ZIP NVDA 775 04/19 Page 1 of 13 NV775 04/19

LONG-TERM SMART Joint Owner Social Security Number Date of Birth (mm/dd/yyyy) Email Address (print clearly) Country of Residence U.S. Citizen Yes No Sex Male Female In the case of First Name Middle Name Last Name Joint Owners, all correspondence Relationship to Owner Phone Number (include area code) and required documentation will be sent to the address of Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 the Primary Owner. Physical Address City State ZIP Primary Annuitant Complete this Social Security Number Date of Birth (mm/dd/yyyy) Phone Number (include area code) section if different than Primary Owner. If Primary Country of Residence Annuitant section is left U.S. Citizen Yes No Sex Male Female blank, the Annuitant will First Name Middle Name Last Name default to the Primary Owner. Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Joint/Contingent Annuitant Complete this section if Social Security Number Joint Annuitant Not Applicable Date of Birth (mm/dd/yyyy) different than Joint Owner. If Contingent Annuitant Joint Annuitant Country of Residence section is left blank, the Joint U.S. Citizen Yes No Sex Male Female Annuitant will default to the First Name Middle Name Last Name Joint Owner. Contingent Relationship to Primary Annuitant Phone Number (include area code) Annuitant must be Annuitant's spouse. Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Available only on a Qualified plan custodial account when Physical Address City State ZIP electing a Joint GMWB. NVDA 775 04/19 Page 2 of 13 NV775 04/19

LONG-TERM SMART Beneficiary(ies) It is required for Percentage of Good Order Primary Sex Male Female % that the Death Benefit Percentage of Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner Death Benefit be whole numbers and must total First Name Middle Name Last Name 100% for each beneficiary type. Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) If Percentage of Death Benefit is left blank, all beneficiaries Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 will receive equal shares. Physical Address City State ZIP Please use form N3041 for additional beneficiaries. Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP NVDA 775 04/19 Page 3 of 13 NV775 04/19

LONG-TERM SMART Annuity Type The Variable Non-Tax Qualified IRA - Traditional* Roth IRA* SEP 403(b) TSA Annuity Automatic Withdrawal Stretch IRA Non-Qualified Stretch Roth Conversion Other: Request form (NV4370) may *Tax Contribution Year(s) and Amounts: be required if a Stretch Annuity Year: $ Year: $ Type is elected. Premium Payment External Select method of payment and note approximate amount: Transfers: The Request for Check Attached $ Check In Transit $ Wire $ Transfer or Exchange of Assets form (N3783) must Anticipated total amount from internal transfer(s) $ be submitted if Jackson of NY is to request the Anticipated total amount from external transfer(s) to be requested by Jackson of NY $ release of funds. Anticipated total amount from external transfer(s) to be requested by Advisor or Owner (Jackson of NY will NOT request funds) $ For more than two account If Jackson of NY is NOT requesting funds, please provide the following information: transfers, please provide Transfer Anticipated account Company releasing funds Account number Maturity date type transfer amount information on the Letter of Full $ Instruction form Partial (N4250) and submit with application. Full $ Partial Statement Regarding Replacement of Existing Policies or Annuity Contracts It is required for Good Order that this entire Do you intend to replace an existing life insurance policy or annuity contract? No Yes section be completed. If replacing, Jackson of NY pre-assigned Contract number: please provide the Jackson of NY Please complete all necessary forms as required by New York Regulation 60. pre-assigned Contract number. Annuitization/Income Date Specify Income Date (mm/dd/yyyy) If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. NVDA 775 04/19 Page 4 of 13 NV775 04/19

LONG-TERM SMART Systematic Investment (periodic premium reallocation programs) Only the Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 11. Investment Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. Division(s) and the 1-Year Fixed I elect Automatic Rebalancing of the Investment Divisions according to the allocations in the Premium Allocation Account Option section using the frequency and start date below. If both frequency and start date are left blank, Automatic (subject to Rebalancing will not be established. availability) as selected in the Frequency: Monthly Quarterly Semiannually Annually Premium Allocation section can Start Date (mm/dd/yyyy): OR Immediately after issue. participate in Automatic Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the Rebalancing. frequency you select) from the date Jackson of NY applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson of NY will default the start date and all Other subsequent transfer dates to the 28th. If funds are received after the designated start date, the program will begin Systematic Investment one frequency from the designated start date. Options may be available. DCA (Dollar Cost Averaging) Please see Systematic This request is to establish the Dollar Cost Averaging option. Investment form (NV2375). If DCA is selected, the Systematic Investment Form (NV2375) must be attached and completed for " Good Order." Premium Allocation Tell us how you % Traditional Investments % Traditional Investments % Traditional Investments want your annuity Equity Investments Equity Investments Equity Investments (cont. from previous column) (cont. from previous column) Premiums JNL Multi-Manager invested. Whole Mid Cap (663) JNL/Franklin Templeton JNL/MFS percentages Mutual Shares (064) Mid Cap Value (207) only. TOTAL JNL Multi-Manager ALLOCATION Small Cap Growth (116) JNL/Invesco Diversified JNL/PPM America Mid Cap Value (293) MUST EQUAL JNL Multi-Manager Dividend (365) 100%. Small Cap Value (208) JNL/Invesco JNL/PPM America Value Equity (106) JNL/American Funds Small Cap Growth (195) Balanced (150) JNL/JPMorgan JNL/T. Rowe Price Total number JNL/American Funds MidCap Growth (101) Established Growth (111) Blue Chip Income of allocation JNL/The London Company JNL/T. Rowe Price selections may and Growth (339) Focused U.S. Equity (639) Mid-Cap Growth (112) not exceed 99. JNL/American Funds Growth (395) JNL/Mellon Dow Index JNL/T. Rowe Price Value (149) JNL/American Funds (145) Growth-Income (342) JNL/Mellon Equity Income JNL/AQR Large Cap (606) Certain (699) JNL/Mellon Nasdaq 100 broker-dealers Defensive Style (222) may limit the JNL/BlackRock Large Cap Index Investment Select Growth (102) JNL/Mellon S&P 400 PREMIUM ALLOCATIONS Divisions and MidCap Index (124) CONTINUED ON PAGES 6 Fixed Account JNL/ClearBridge JNL/Mellon S&P 500 Options Large Cap Growth (364) AND 7. (123) available under JNL/DFA Index the Contract. U.S. Core Equity (115) JNL/Mellon S&P 1500 Please see Growth Index (366) Client JNL/DFA (612) Acknowledg- U.S. Small Cap JNL/Mellon S&P 1500 ments on page JNL/Franklin Templeton Value Index (367) 12. Growth Allocation (062) JNL/Mellon Small Cap JNL/Franklin Templeton Index (128) Income (075) NVDA 775 04/19 Page 5 of 13 NV775 04/19

LONG-TERM SMART Premium Allocation (continued from page 5) % Traditional Investments % Traditional Investments % Traditional Investments Total number Equity Investments International Specialty of allocation (cont. from previous page) (cont. from previous column) selections may JNL/DoubleLine Shiller not exceed 99. JNL/Vanguard JNL/Mellon MSCI World Enhanced CAPE (659) Capital Growth (373) Index (183) JNL/Mellon Index 5 JNL/Vanguard JNL/Oppenheimer (242) Global Growth (173) Equity Income (374) JNL/Mellon MSCI KLD 400 Tell us how you JNL/Vanguard U.S. Stock JNL/Vanguard Social Index (667) International want your Market Index (668) (375) JNL/Morningstar Wide annuity JNL/WMC Balanced JNL/Vanguard International Moat Index (690) Premiums (104) Stock Market Index (670) invested. Whole JNL/RAFI Fundamental percentages JNL/WMC Value JNL/WCM Focused Asia Developed (298) International Equity only. TOTAL (179) (640) JNL/RAFI Fundamental ALLOCATION Europe (299) MUST EQUAL % Traditional Investments % Traditional Investments JNL/RAFI Fundamental 100%. International Sector U.S. Small Cap (702) JNL/American Funds Capital JNL/Mellon Communication JNL/RAFI Multi-Factor Income Builder (685) Services Sector (191) U.S. Equity (703) JNL/American Funds JNL/Mellon Consumer JNL/S&P 4 Global Growth (638) Discretionary Sector (185) (292) JNL/American Funds Global JNL/Mellon Consumer JNL/S&P Competitive Small Capitalization (341) Staples Sector (368) Advantage (274) JNL/American Funds JNL/Mellon Energy Sector JNL/S&P Dividend International (343) (190) Income & Growth (278) JNL/American Funds JNL/Mellon Financial JNL/S&P International 5 New World (344) Sector (189) (654) JNL/BlackRock Advantage JNL/Mellon Healthcare Sector (188) JNL/S&P (700) International Intrinsic Value (279) JNL/Causeway International JNL/Mellon Industrials JNL/S&P Mid 3 Value Select (126) Sector (369) (363) JNL/DFA International JNL/Mellon Information Technology Sector JNL/S&P Total Yield Core Equity (701) (187) (280) JNL/Franklin Templeton JNL/Mellon Materials Sector (370) Global (069) % Traditional Investments JNL/Mellon Real Estate JNL/Franklin Templeton Sector (371) Fixed Income International JNL/American Funds Small Cap (250) JNL/Mellon Utilities Sector (635) Global Bond (340) JNL/GQG Emerging JNL/Crescent Markets Equity (675) High Income (660) JNL/Harris Oakmark JNL/DoubleLine Global Equity (656) Core Fixed Income (127) JNL/Invesco China-India JNL/DoubleLine Emerging (273) Markets Fixed Income (661) JNL/Invesco International JNL/DoubleLine Growth (113) Total Return (636) JNL/Lazard Emerging JNL/Fidelity Institutional Markets (077) Asset Management JNL/Lazard International Total Bond (110) Strategic Equity (630) JNL/Mellon Emerging PREMIUM ALLOCATIONS Markets Index (349) CONTINUED ON PAGE 7. JNL/Mellon International Index (129) NVDA 775 04/19 Page 6 of 13 NV775 04/19

LONG-TERM SMART Premium Allocation (continued from pages 5 and 6) Tell us how you % Traditional Investments % Alternative Strategies % Asset Allocation want your (cont. from previous column) (cont. from previous column) annuity Fixed Income Premiums (cont. from previous page) JNL/FAMCO Flex Core JNL/American Funds invested. Whole JNL/Franklin Templeton Covered Call (398) Moderate Growth percentages Global Multisector JNL/JPMorgan Allocation (357) only. TOTAL Bond (348) Hedged Equity (688) JNL/American Funds ALLOCATION JNL/JPMorgan Growth Allocation (358) MUST EQUAL JNL/Neuberger Berman Currency (614) 100%. U.S. Government & JNL/DFA Quality Bond (109) JNL/Nicholas Moderate Growth JNL/Mellon Bond Index Convertible Arbitrage (603) Allocation (665) (133) JNL/Westchester Capital JNL/DFA Total number JNL/Neuberger Berman Event Driven (658) Growth Allocation (664) of allocation selections may Strategic Income (361) JNL/S&P not exceed 99. JNL/PIMCO Income % Tactically Managed Strategies Managed (372) JNL iShares Tactical Conservative (227) JNL/PIMCO Investment Moderate (389) JNL/S&P Grade Credit Bond (604) JNL iShares Tactical Managed Moderate (226) JNL/PIMCO Moderate Growth (390) JNL/S&P Real Return (078) JNL iShares Tactical Managed Moderate JNL/PPM America Growth (391) Growth (117) Floating Rate Income (346) JNL/BlackRock JNL/S&P JNL/PPM America Global Allocation (345) Managed Growth (118) High Yield Bond (136) JNL/FPA + DoubleLine JNL/S&P JNL/PPM America Flexible Allocation (305) Managed Aggressive Growth (119) Total Return (662) JNL/JPMorgan Global JNL/T. Rowe Price Allocation (644) JNL/Vanguard Moderate ETF Short-Term Bond (076) JNL/T. Rowe Price Allocation (672) JNL/Vanguard Global Capital Appreciation (637) JNL/Vanguard Bond Market Index (671) Moderate Growth ETF JNL/WMC Government % Asset Allocation Allocation (673) Money Market (107) JNL Conservative JNL/Vanguard Allocation (380) Growth ETF % Alternative Investments JNL Moderate Allocation (674) Alternative Assets Allocation (381) JNL/BlackRock Global JNL Moderate % Fixed Account Options Natural Resources (066) Growth Allocation (070) 1-Year JNL/First State JNL Growth (041) Global Infrastructure (347) Allocation (071) 3-Year JNL/Heitman U.S. Focused JNL Aggressive (043) Real Estate (687) Growth Allocation (072) 5-Year JNL/Invesco JNL Institutional (045) Global Real Estate (206) Alt 25 (301) 7-Year JNL Institutional (047) % Alternative Strategies Alt 50 (303) JNL/AQR NOTE: The Contract permits Jackson of NY to restrict the amount of Large Cap Relaxed Premium payments into, and the Constraint Equity (068) amount and frequency of transfers JNL/Boston Partners between, into and from, any Fixed Global Long Short Account Option; to close any Fixed Equity (653) Account Option; and to require transfers from a Fixed Account Option. JNL/Eaton Vance Accordingly, you should consider Global Macro Absolute whether investment in a Fixed Account Return Advantage (629) Option is suitable given your investment objectives. NVDA 775 04/19 Page 7 of 13 NV775 04/19

LONG-TERM SMART Add-On Guaranteed Minimum Withdrawal Benefits May select only one For Life GMWB or GMWB. All Add-On LifeGuard Freedom Flex 1 1,6 GMWBs may LifeGuard Freedom Flex DB NY For Life GMWB with Annual Step-Up (Ages 35-80) not be available For Life GMWB with 6% Bonus, Annual Step-Up, through all Must select both a Bonus and and Death Benefit (Ages 35-75) broker-dealers, Income Stream Option for Good Order. 2 Income Stream Option (GAWA%) : (Must select one) and once Bonus%: AND Income Stream Option (GAWA%) 2 : selected cannot be changed. Income Stream Max 5% Income Stream Max Income Stream Value Add-On 6% Income Stream Value GMWBs: Additional 7% 1 charges will LifeGuard Freedom Net apply. Please For Life GMWB with 6% Bonus, Annual Step-Up, and see the Earnings-Sensitive Withdrawal Amount (Ages 35-80) 1,3,4,5 prospectus for LifeGuard Freedom Flex w/ Joint Option 2 Income Stream Option (GAWA%) : (Must select one) details. Joint For Life GMWB with Annual Step-Up (Ages 35-80) Must select both a Bonus and Income Stream Max Income Stream Option for Good Order. Election Age 2 Income Stream Value Bonus%:AND Income Stream Option (GAWA%) : limitations apply based on the age of the 5% Income Stream Max 1,3,4,5 Owner(s) or LifeGuard Freedom Net w/ Joint Option 6% Covered Lives. Income Stream Value Joint For Life GMWB with 6% Bonus, Annual Step-Up, and Earnings-Sensitive Withdrawal Amount (Ages 35-80) 2 Income Stream Option (GAWA%) : (Must select one) 1 Income Stream Max LifeGuard Freedom Accelerator For Life GMWB with Deferral Credits Income Stream Value and Annual Step-Up (Ages 45-80) 7 LifeGuard Freedom Accelerator MarketGuard Stretch w/ Joint Option1,3,4,5 GMWB (Ages 0-80) Joint For Life GMWB with Deferral Credits Original Owner's Date of Death (mm/dd/yyyy) and Annual Step-Up (Ages 45-80) 1,6 LifeGuard Freedom Accelerator DB NY For Life GMWB with Deferral Credits, 1 Annual Step-Up and Death Benefit (Ages 45-75) AutoGuard 5 5% GMWB with Annual Step-Up (Ages 0-80) May not be selected on beneficiary Stretches or Non-Qualified Stretches. Availability of the Income Stream Options (Guaranteed Annual Withdrawal Amount percentage (GAWA%) table options) are subject to change. Please consult your advisor for availability. Varying charges apply. For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on page 2 (including the "Relationship to Owner" box) is properly completed. For Qualified plans, excluding custodial accounts, 100% primary spousal Beneficiary designation is required. Please ensure the Primary Beneficiary section on page 3 (including the "Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant. May not be selected in combination with an Add-On Guaranteed Minimum Death Benefit on page 9. May only be selected on beneficiary Stretches and Non-Qualified Stretches. May not be selected in combination with an Add-On Guaranteed Minimum Death Benefit on page 9. If electing a Guaranteed Minimum Withdrawal Benefit, please read the disclosures in the Notice to Applicant section on page 11. Add-On Benefits are continued on page 9. NVDA 775 04/19 Page 8 of 13 NV775 04/19

LONG-TERM SMART Add-On Guaranteed Minimum Death Benefits If no Add-On Death Benefit is May not be selected on beneficiary Stretches, Non-Qualified Stretches or in combination with LifeGuard Freedom Flex DB NY, selected your LifeGuard Freedom Accelerator DB NY or MarketGuard Stretch on page 8. beneficiary(ies) will receive the Highest Anniversary Value Guaranteed Minimum Death Benefit (Ages 0-79) standard death benefit. Please see the prospectus for details. All Add-On Benefits may not be available through all broker-dealers, Other Add-On Benefits and once selected cannot Withdrawal Options be changed. 1, 2 4-Year Withdrawal Charge Schedule (Ages 0-85) Add-On GMDBs and If selected, Premium payments will not be accepted after the first Contract Year. Other Add-On Benefits: Notice to Advisor only: If selected, all Program Options may not be available. Additional charges will apply. Please see the prospectus for details. Election Age limitations apply based on the age of the Telephone/Electronic Authorization Owner(s) or Covered Lives. By checking " Yes," I (we) authorize Jackson of NY to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, If no election from any Joint Owner, or from my (our) Advisor, subject to Jackson of NY's administrative procedures. is made, Jackson of NY Do you consent to Telephone/Electronic Transfer Authorization? Yes No will default to " No." Jackson of NY has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson of NY fails to employ such procedures, it may be held This liable for losses resulting from a failure to use such procedures. I (We) release Jackson of NY, its affiliates, authorization subsidiaries, and advisors from all damages related in any way to its acting upon any unauthorized is not extended telephone/electronic instruction. I (We) understand and agree that Jackson of NY reserves the right to terminate or to Authorized modify these telephone/electronic privileges at any time, without cause and without notice to me (us). Callers. Authorized Caller This authorization If you want to authorize an individual other than your Advisor to receive Contract information via telephone and/or is not extended in writing, please list that individual's information here. to Telephone/ Electronic First Name Middle Name Last Name Authorization. Social Security Number Date of Birth (mm/dd/yyyy) NVDA 775 04/19 Page 9 of 13 NV775 04/19

LONG-TERM SMART Electronic Delivery Authorization If no election is Do you consent to Electronic made, Jackson Delivery of Documents? Yes No of NY will default to Check the box(es) next to the types of documents you wish to receive electronically. If Electronic " No." Delivery is authorized, but no document type is selected, the selection will default to "All Documents." Selection of ALL DOCUMENTS Prospectuses and prospectus supplements Annual and Semiannual reports "ALL DOCUMENTS" Transaction confirmations Other Contract-related correspondence currently excludes quarterly statements My email address is: and tax documents. I (We) will notify the company of any new email address. Please provide one email This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of address and a document's availability on Jackson of NY's website. For jointly owned contracts, all Joint Owners are consenting to print clearly. electronic delivery and use of the single email address above. Please contact the appropriate Jackson of NY Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or If you authorize request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Electronic Service for compliance reasons. Registration on Jackson of NY's website (www.jackson.com) is required for Delivery but do electronic delivery of Contract-related correspondence. not provide an email address or the address The computer hardware and software requirements that are necessary to receive, process and retain electronic is illegible, communications that are subject to this consent are as follows: To view and download material electronically, you Electronic must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't Delivery will already have Adobe Acrobat Reader, you can download it free from www.adobe.com. not be initiated. There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson of NY. Please make certain you have given Jackson of NY a current email address. Also let Jackson of NY know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. NVDA 775 04/19 Page 10 of 13 NV775 04/19

LONG-TERM SMART Notice to Applicant This application will be attached to and made part of the Contract. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. Please note the following applies to all Guaranteed Minimum Withdrawal Benefits elected on page 8. A Guaranteed Minimum Withdrawal Benefit (GMWB) may not be appropriate for Owners whose primary objective is to take maximum advantage of the tax deferral available to them under an annuity Contract. These endorsements may also have limited usefulness in connection with tax-qualified contracts in relation to Required Minimum Distributions (RMDs) imposed by the IRS. Some withdrawals necessary to satisfy RMDs may prematurely deteriorate the benefits provided by a GMWB. When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of a GMWB is appropriate for the Owner's situation, including consideration of RMDs. Please consult a tax advisor. If you make subsequent Premium payments, we will allocate them in the same way as your Contract's first Premium payment unless you tell us otherwise. Please refer to the current prospectus for complete information regarding your elected GMWB, including how additional Premium payments increase your Guaranteed Withdrawal Balance (GWB), as each GMWB works differently. Subject to the benefit terms, conditions, and limitations, the elected GMWB guarantees that a certain amount may be withdrawn annually, regardless of market performance and even if the Contract Value is zero, until the GMWB is terminated. Excess withdrawals may result in a significant reduction in your Guaranteed Annual Withdrawal Amount (GAWA) and GWB. You may not be able to change the Owner, Joint Owner, Annuitants, or primary spousal Beneficiary, depending on which GMWB you have selected. Jackson of NY reserves the right to increase the GMWB charge in the future. Please refer to the current prospectus for complete information regarding future GMWB charge increases. NVDA 775 04/19 Page 11 of 13 NV775 04/19

LONG-TERM SMART Client Acknowledgments 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. To the best of my (our) knowledge and belief the Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. 10. I (We) understand that Jackson of NY issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial advisor. 11. I (We) understand that Jackson of NY may restrict the availability of one or more of the Fixed Account Options and/or reserves the right not to accept additional Premium allocations and transfers into the Fixed Account at any time on a nondiscriminatory basis. 12. I acknowledge and represent that I have executed this application, and that my signature below (including my electronic signature) is my true and valid signature. I further authorize Jackson of NY to accept any electronic signature that I may make to this application. 13. I (We) understand that certain broker-dealers may limit the Investment Divisions, Fixed Account Options, and/or Add-On Benefits available under the Contract. I (We) have discussed these limitations with my (our) advisor and have been provided with a list of Investment Divisions, Fixed Account Options and Add-On Benefits currently available for election through my (our) broker-dealer. I (We) understand that any application including an allocation to an Investment Division or Fixed Account Option or election of an Add-On Benefit not available through my (our) broker-dealer will not be accepted. I (We) understand that the Investment Divisions, Fixed Account Options, and/or Add-On Benefits not available through my (our) broker-dealer may be available through other broker-dealers. Client Signatures It is required for Owner's Signature Date Signed (mm/dd/yyyy) State where signed Good Order that all applicable parties to the Owner's Title (required if owned by an Entity) Contract sign here. Joint Owner's Signature Date Signed (mm/dd/yyyy) Required replacement forms must be signed on or Annuitant's Signature (if other than Owner) Date Signed (mm/dd/yyyy) State where signed before the application signature date. Joint Annuitant's Signature (if other than Joint Owner) Date Signed (mm/dd/yyyy) NVDA 775 04/19 Page 12 of 13 NV775 04/19

LONG-TERM SMART Advisor Acknowledgments By signing this form, I certify that: 1. I am authorized and qualified to discuss the Contract herein applied for. 2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs. 3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 4. I have complied with requirements for disclosures and/or replacements as necessary. 5. I have discussed all applicable limitations to Investment Divisions, Fixed Account Options, and/or Add-On Benefit availability with the applicant and have provided the applicant with a list of Investment Divisions, Fixed Account Options, and Add-On Benefits currently available for election. Program Options Note: Advisor #1 Signature Date Signed(mm/dd/yyyy) Jackson of NY Advisor No. If no option is indicated, the designated default will be First Name Middle Name Last Name used. Email Address (print clearly) Business Phone Number (include area code) Extension All Advisor certifications, licenses and trainings must Program Options Percentage be completed prior to A B C D E % application execution. If more than one Advisor is participating in a Program Option on this case, please provide the additional Advisor names, Jackson of NY Advisor numbers and percentages for each (Advisor # 1-4 totaling 100%). If Percentage is left blank, all Advisor Name #2 Jackson of NY Advisor No. Percentage Advisors will receive equal % shares. Advisor Name #3 Jackson of NY Advisor No. Percentage % Advisor Name #4 Jackson of NY Advisor No. Percentage % Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency NVDA 775 04/19 Page 13 of 13 NV775 04/19